UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

Schedule 14A
(Rule 14a-101)

________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

MAWSON INFRASTRUCTURE GROUP INC.

__________________________________________________________________

(Name of Registrant As Specified In Its Charter)

__________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 6, 2023

To the Stockholders of Mawson Infrastructure Group Inc.,

You are cordially invited to attend the Annual Meeting of the Stockholders (the “2023 Annual Meeting”) of Mawson Infrastructure Group Inc. (the “Company”).

The 2023 Annual Meeting will be held on:

•        May 17, 2023, 5pm Eastern Time

You can attend the 2023 Annual Meeting via the virtual meeting portal at:

Meeting link: https://web.lumiagm.com/377729827

The Board of Directors of the Company (the “Board”) has decided to hold the 2023 Annual Meeting entirely online via the virtual meeting portal and as such, no in-person option will be available. This is important because it enables the Company’s stockholders to participate in the 2023 Annual Meeting from any location, and it also reduces the carbon footprint of the Company’s activities.

Further instructions on how to attend and participate in the virtual meeting are available at www.mawsoninc.com.

You will be asked to vote upon the following proposals at the 2023 Annual Meeting:

1.      Approve the election of four (4) nominees as directors of the Company, each of whom are currently serving on the Board, to serve until the 2024 annual meeting of stockholders –

(i)     Greg Martin;

(ii)    Michael Hughes;

(iii)   James Manning; and

(iv)   Rahul Mewawalla.

2.      Ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.      Amend the 2021 Equity Incentive Plan.

Any other business will be transacted as may properly come before the 2023 Annual Meeting or any adjournments thereof.

The Board of Directors unanimously recommends that you vote “FOR” each of the proposals.

The Board of Directors has fixed March 28, 2023, as the record date for determining those stockholders entitled to receive notice of, and to vote at, the 2023 Annual Meeting, or any postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the 2023 Annual Meeting.

Please review the attached Notice of Meeting and Proxy Statement for more detail and explanation of the proposals to be considered at the 2023 Annual Meeting.

We thank you for your continued support.

By Order of the Board of Directors
/s/ James Manning	/s/ Greg Martin
James Manning	Greg Martin
Chief Executive Officer	Chairman of the Board

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 17, 2023, 5pm Eastern Time
Place:	Virtual Meeting Portal: Meeting link: https://web.lumiagm.com/377729827
Items of Business:

1.      Approve the election of four (4) nominees as directors of the Company, each of whom currently serve on the Board, to serve until the 2024 annual meeting of stockholders –

(i)     Mr. Greg Martin;

(ii)    Mr. Michael Hughes;

(iii)   Mr. James Manning; and

(iv)   Mr. Rahul Mewawalla.

2.      Ratify the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.      Amend 2021 Equity Incentive Plan

In addition, we will transact such other business as may properly come before the 2023 Annual Meeting or any adjournments of the 2023 Annual Meeting.

Who Can Vote:	Stockholders of record at the close of business on March 28, 2023, are entitled to notice of and to vote at the 2023 Annual Meeting and any postponements or adjournments thereof.
Important Notice regarding Proxy Materials:

This Notice presents an overview of the complete Proxy Statement accompanying this Notice, which is part of this Notice. The Proxy Statement and our Annual Report are available on our website, www.mawsoninc.com, the Securities and Exchange Commission’s website, www.sec.gov and at www.edocumentview.com/MIGI.

Your vote is important. Whether or not you plan to participate in the 2023 Annual Meeting we encourage you to vote your shares by proxy as soon as possible to ensure that your vote is counted.

By Order of the Board of Directors
/s/ Greg Martin
Greg Martin
Chairman of the Board

i

MAWSON INFRASTRUCTURE GROUP INC.
201 Clark Street, Sharon PA 16146

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on
May 17, 2023, 5 pm Eastern Time

This Proxy Statement contains information about the 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) of Mawson Infrastructure Group Inc. (referred to in this proxy statement as “Mawson”, “the Company”, “we”, “our” or “us”).

The 2023 Annual Meeting will be held virtually on –

May 17, 2023, 5 pm Eastern Time

You can attend the 2023 Annual Meeting via the virtual meeting portal at:

Meeting link: https://web.lumiagm.com/377729827

Holding the 2023 Annual Meeting online enables our stockholders to participate from any location with internet connectivity, enhances accessibility for all stockholders, and reduces the carbon footprint of our activities. The 2023 Annual Meeting has been designed to provide the same rights to participate as stockholders would have at an in-person meeting. Information on how to participate in this year’s virtual Meeting can be found below.

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2023 Annual Meeting and at any adjournment of that 2023 Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials are first being made available to stockholders on or about April 6, 2023 and are also available online at www.mawsoninc.com, the Securities and Exchange Commission’s website, www.sec.gov, and www.edocumentview.com/MIGI. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all the information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT ATTENDING THE 2023 ANNUAL MEETING AND VOTING

Instructions on How to Attend the 2023 Annual Meeting

To participate in the 2023 Annual Meeting, you must access the Virtual Meeting Portal using the link:

Meeting link: https://web.lumiagm.com/377729827

Stockholders who wish to vote during the 2023 Annual Meeting will also be required to enter their username (which is their control number) and password (which is the postcode of their registered address). Any other participants will only be required to enter their name and email address.

Further detailed instructions on how to attend and participate at the 2023 Annual Meeting can be found on our website: www.mawsoninc.com.

What is the purpose of the 2023 Annual Meeting?

Our 2023 Annual Meeting will be held to vote on the following proposals:

1.      to elect as directors the four (4) nominees named in this Proxy Statement to serve until the 2024 Annual Meeting of Stockholders;

2.      to ratify the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.      Amend 2021 Equity Incentive Plan.

In addition, we will transact such other business as may properly come before the Meeting or any adjournments of the meeting.

This Proxy Statement provides detailed information about each of the proposals.

Who can vote?

You may vote if you were a stockholder of Mawson as of the close of business on the record date, March 28, 2023.

As of the record date, there were 14,131,110 shares of our Common Stock outstanding.

How many votes do I have?

Each share of our Common Stock that you own on the record date entitles you to one vote on each matter subject to a vote. There is no cumulative voting rights with respect to the election of directors.

Directors and executive officers of Mawson own or control the voting of 1,635,619 shares of Common Stock, representing approximately 12% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this Proxy Statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.       You may vote by mail:    You may vote by completing, signing and mailing a printed proxy card enclosed with this Proxy Statement. You can request delivery of a copy of the Proxy Statement and related materials by contacting Computershare. You can go to www.investorvote.com/MIGI, or send an email to investorvote@computershare.com with “Proxy Materials MAWSON INFRASRUCTURE GROUP INC.” in the subject line, include your full name and address, plus the number located in the shaded bar on the ‘Notice Regarding the Availability of Proxy Materials’ sent to you, and state that you want to receive a paper copy of the Meeting materials. To facilitate timely delivery, requests for a paper copy of Meeting materials must be received by May 7, 2023. The shares you own will be voted according to your instructions on the proxy card. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

2.      You may vote online prior to the 2023 Annual Meeting:    If you hold your shares on the books of Computershare you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.investorvote.com/MIGI and following the online instructions. If you hold your shares with a Bank or Broker you may vote over the Internet as instructed on the Notice you received in the mail by accessing www.proxyvote.com and following the online instructions. The shares you own will be voted according to your instructions on the proxy card you submit electronically. If you return the proxy card, but do not give any instructions on a particular proposal described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

3.      You may vote during the 2023 Annual Meeting:    If you attend the 2023 Annual Meeting you may vote during the 2023 Annual Meeting.

In order to vote your shares during the 2023 Annual Meeting, you will need the 15-digit control number included on your Notice of Internet availability of the Meeting materials, on your proxy card or on the instructions that accompanied your Meeting materials.

If you own shares in street name, you may vote by providing your instructions to the bank, brokerage firm or other nominee holding the shares on your behalf. If you wish to participate in and vote during the 2023 Annual Meeting you are required to contact your bank, broker or other nominee and obtain a “legal proxy”.

How does the Board of Directors recommend that I vote on the proposals?

The Board unanimously recommends that you vote as follows:

•        “FOR” the election of the four director nominees named in this Proxy Statement as directors for a term expiring at the 2024 Annual Meeting of Stockholders (See Proposal No. 1 below);

•        “FOR” ratification of the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (See Proposal No. 2 below);

•        “FOR” the amendment to the 2021 Equity Incentive Plan (See Proposal 3 below).

At the time this Proxy Statement was printed, we knew of no matters other than those discussed in this Proxy Statement that needed to be voted on at the 2023 Annual Meeting.

Is my vote important?

Your vote is important to us no matter how many shares you own. We encourage you to take the time to vote. The instructions on how to vote are contained in this Proxy Statement and in the Meeting materials you received. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card, but do not make specific choices?

Any proxy card returned without directions given will be voted in accordance with the recommendations of our Board of Directors.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

Proposal No. 2 is considered a routine matter for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. In recent years, several large brokerage firms have announced that they have eliminated discretionary voting for even routine matters. Therefore, if you hold your shares through a brokerage firm, then your shares might not be voted, even for routine matters if you do not give a voting instruction to your broker. Therefore, we encourage every stockholder to take the time to vote.

All other Proposals are considered “non-routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on this proposal. This is called a “broker non-vote”.

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

If you own common stock in your own name, you may revoke your proxy or change your voting instructions before the 2023 Annual Meeting by delivering to the Corporate Secretary of Mawson a written notice of revocation or a duly executed proxy bearing a later date, or you may change your vote during the 2023 Annual Meeting. If you hold common stock in street name you may revoke or change your voting instructions by contacting the bank, brokerage firm or other nominee holding the shares on your behalf.

How can I access the Proxy Materials over the internet?

You may view and download our Proxy Materials, including the Annual Report on Form 10-K for the year ended December 31, 2022, and the Notice of Meeting by accessing www.edocumentview.com/MIGI, the Securities and Exchange Commission’s website, www.sec.gov, or the Company’s website, www.mawsoninc.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of Mawson’s Board of Directors. Mawson will pay for the cost of solicitation of proxies. In addition to solicitation by mail, Mawson’s directors, officers and employees may also solicit proxies from stockholders by telephone or in person. If Mawson’s management deems it advisable, the services of individuals or companies that are not regularly employed by Mawson may be used in connection with the solicitation of proxies. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send the Proxy Materials to beneficial owners. Mawson will, upon request, reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Meeting. A quorum will be present if the holders of shares of Mawson entitled to cast at least 33⅓ percent (33.33%) of the total votes entitled to be cast by the holders of all outstanding capital stock of Mawson, are present in person or by proxy. On the record date, there were 14,131,110 shares of Common Stock outstanding. Thus, 4,710,370 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2023 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the 2023 Annual Meeting will be adjourned until a quorum is obtained.

Reverse stock split

On February 9, 2023, we effected a reverse stock split of our Common Stock at a ratio of one for six (1:6) (the “Reverse Stock Split”). Unless otherwise indicated, all share and per share amounts included in this Proxy Statement reflect the effects of the Reverse Stock Split, even if the amounts relate to a period prior to the Reverse Stock Split.

What vote is required for each item to pass?

1.      Election of Directors

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote. There are four (4) nominees for election and four (4) positions to be filled; this means that the four (4) individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome, though abstentions and votes “withheld” are counted for the purpose of establishing a quorum for the meeting.

2.      Ratification of the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023

The affirmative vote of a majority of the votes cast “FOR” this proposal is required, on a non-binding, advisory basis, to ratify the appointment of the Company’s independent registered public accounting firm. Brokerage firms have authority to vote stockholders’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, a broker non-vote will result. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Please note that Mawson is not required to obtain the approval of stockholders to appoint the Company’s independent registered public accounting firm, and as such this vote is advisory only.

3.      Amendment of the 2021 Equity Incentive Plan

The affirmative vote of a majority of the votes cast “FOR” this proposal is required to approve the amendment of the 2021 Equity Incentive Plan. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

Other than the auditor proposal, all proposals above are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to proposal number 2 because that proposal is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. In recent years, several large brokerage firms have announced that they have eliminated discretionary voting for “routine” matters. Therefore, we encourage every stockholder to vote their shares.

What is “householding”?

The rules of the Securities and Exchange Commission (“SEC”) permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may household your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes consent.

If you would like to receive your own copy of the Proxy Statement and related materials now or in the future, or if you share an address with another Mawson stockholder and together both of you would like to receive only a single set of proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s).

How and when may I submit a stockholder proposal for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 201 Clark Street Sharon PA 16146 or cosec@mawsoninc.com. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposal must be received by our Corporate Secretary by December 8, 2023 (that is, 120 days prior to the one-year anniversary of the filing date of this proxy) for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than February 21, 2024 and no earlier than January 22, 2024, in order to be considered timely (that is, no later than 45 days and no earlier than 75 days prior to the 1 year anniversary of the proxy filing date.

Notwithstanding the foregoing, if the date of the 2024 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2023 Annual Meeting of Stockholders, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

The deadline for providing notice of a proxy solicitation in support of director nominees, other than the Company’s nominees, at the 2024 annual meeting of stockholders, is the later of : (i) 25 calendar days prior to the 2024 annual meeting of stockholders; or (ii) 5 calendar days after the date on which the Company files its definitive proxy statement for the 2024 annual meeting, and must include the information required by Rule 14a-19 of the Exchange Act.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. For example, to submit a stockholder proposal or nominate a board candidate, you must hold at least 5% of the outstanding common stock of the Company. Notices must be sent between 45 and 75 days of the anniversary of the date this year’s proxy materials were sent to stockholders, and the business must be a proper matter for stockholder action under Delaware law.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our 2023 Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the 2023 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 28, 2023, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors, new director nominees and named executive officers, and (iii) all of our executive officers, directors and new director nominees as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the 2023 Annual Meeting.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after March 28, 2023 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address(1)	Shares of Common Stock Beneficially Owned	Percent of Common Stock(2)
5% Stockholders	—	—
Manning Capital Holdings Pty Ltd	799,523	5.66
Inbocalupo Pty Ltd	814,800	5.77
Directors, New Director Nominee and Other Named Executive Officers
Greg Martin	9,312	*
Michael Hughes(3)	78,908	*
Rahul Mewawalla	0	*
James Manning(4)	1,556,711	11.02%
Liam Wilson	74,212	*
All executive officers and directors as a group (6 persons)	1,719,143	12.17%

____________

*        Less than 1%.

(1)      Except as otherwise indicated, the address for each named person is c/o 201 Clark Street Sharon 16146.

(2)      Based on 14,131,110 shares of Common Stock outstanding as of the record date.

(3)      This number is a combination of shares owned directly by Mr. Michael Hughes, and by Michael Hughes Family Trust, Mr. Hughes’s spouse, Jane Madgwick and by Roscommon Capital Pty Ltd.

(4)      These shares are beneficially owned (directly and indirectly) by Mr. Manning, a member of the Board of Directors and Chief Executive Officer of Mawson. Includes shares held by Manning Capital Holdings Pty Ltd, Defender Equities Pty Ltd, Robbins Estate Pty Ltd, and Woodville Super Pty Ltd.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. All reports were timely filed during the fiscal year ended December 31, 2022, except for the filings listed below. Each of these forms have subsequently been filed with the SEC.

•        Form 3 filed seventeen business days late on September 14, 2022, reporting the initial beneficial ownership of securities of Ariel Humberto Sivikofsky, who consults to the Company and provides chief financial officer services. This late filing was due to a delay in obtaining a CIK number to enable the filing to be submitted.

CHANGE IN CONTROL

Restricted Stock Units issued to employees, directors or contractors under the 2021 Plan (see below for more information) will typically be deemed to have been earned, vest and automatically exercised in full immediately prior to the Change in Control. ‘Change in Control’ is defined in the 2021 Plan to include a number of transactions, such as a person acquiring ownership of at least 50% of the total voting power of the stock of the Company, a majority of the Board is replaced by members of the Board during a twelve (12) month period and those new directors are not endorsed by a majority of the prior Board; and a change in ownership of a substantial portion of the Company’s assets that have a total gross fair market value equal to at least 50% of the total gross fair market value of all of the assets of the Company.

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors has recommended for election at the 2023 Annual Meeting, the four (4) members currently serving on our Board of Directors and identified below (“the nominees”), to serve until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified. Each of the nominees has agreed to continue to serve on the Board, if elected.

Set forth below is relevant information regarding the nominees.

Proxies cannot be voted for a greater number of persons than the number of nominees named.

Board Nominees

Name	Current Position	Committee Roles	Age	Director Since
Greg Martin	Independent Chair	Chair of the Compensation Committee Audit Committee Member Nominating and Corporate Governance Committee Member	64	2021
James Manning	CEO, Executive Director	Nil	38	2021
Michael Hughes	Independent Non-Executive Director	Compensation Committee Member Chair of the Audit Committee Chair of the Nominating and Corporate Governance Committee	58	2021
Rahul Mewawalla	Independent Non-Executive Director	Audit Committee member Compensation Committee member Nominating and Corporate Governance Committee member	44	2023

Nominees

Greg Martin has served as Chair of the Board of Directors and independent non-executive director since 2021. Mr. Martin has over 40 years of experience in the energy, utilities, resources, financial services and infrastructure sectors in Australia, New Zealand and internationally. He spent 25 years, from 1981 to 2006, with the Australian Gas Light Company (AGL), a company listed on the Australian Securities Exchange (ASX) (ASX code: AGL), including 5 years as CEO and Managing Director. After leaving AGL, Mr. Martin served as CEO of the infrastructure division of Challenger Financial Services Group, a division of Challenger Limited (ASX code: CGF) from 2006 to 2008 and from 2011 to 2012, he served as CEO and Managing Director of Murchison Metals Limited (ASX code: MMX, delisted in 2014). Mr. Martin served as a member of the COAG Energy Council Energy Appointments Selection Panel from 2015 to 2017 and was previously Chair of lluka Resources Limited, (ASX code: ILU), Coronado Global Resources Inc. (ASX code: CRN) and a non-executive director of Santos Limited (ASX code: STO), Energy Developments Limited (ASX code: ENE, delisted in 2015) and Spark Infrastructure Group (ASX code: SKI).

Mr. Martin’s current directorships include serving as Chair of Provaris Energy Ltd, (ASX code: PV1); Hunter Water Corporation and is Deputy Chair of Western Power.

Mr. Martin has a Bachelor of Economics from the University of Sydney a Bachelor of Laws from the University of Technology, Sydney. Mr. Martin is a member of the Australian Institute of Company Directors.

We believe that Mr. Martin possesses specific attributes that qualify him to serve as a member of the Board, including lengthy experience as a CEO of major corporations, financial expertise, energy and utility industry knowledge, extensive board experience (current and past) and deep understanding of corporate governance requirements.

James Manning has served as Chief Executive Officer and executive director since 2021. Mr. Manning has 18 years of experience across the real estate, hospitality and finance sectors, including investment management and mergers and acquisitions. Since 2014, Mr. Manning has been the Managing Director of Vertua Limited (NSX code: VERA), an Australian investment company. He is a director of Defender Asset Management Ltd., a financial service licensed investment company, which specializes in real estate and alternate assets. Since 2003, Mr. Manning has been the Chairman of Manning Group, an Australian family office focused on investments in Australia and New Zealand. Since 2017, Mr. Manning has been a Partner of First Equity, a public accounting firm. Mr. Manning holds a Masters in Finance and a Masters of Property Development from the University of Technology of Sydney and a Bachelor of Business from the Australian Catholic University. He is also a Fellow of the Institute of Company Directors (FAICD) and a Member of the Institute of Public Accountants (IPA).

We believe that Mr. Manning possesses specific attributes that qualify him to serve as a member of the Board, including his deep understanding of the business given his position as a founder and major stockholder of the Company, his industry experience, CEO experience, and leadership qualities.

Michael Hughes has served as an independent non-executive director since 2021. Mr. Hughes has over 30 years of experience across the finance sector, including investment management, investor relations and commercial banking. Mr. Hughes was a company secretary of OzEmail Ltd (NASDAQ Code: OZEMY, which was also listed on the ASX) between 1996 to 1999. OzEmail Ltd was the first public float of an internet service provider in Australia. Between 2014 and 2019 he served as commercial director of Kelsian Group Limited (formerly known as SeaLink Travel Group) (ASX code: KLS). He was until recently the chairman of the board of directors of Wiseway Group (ASX code: WWG) and is currently Non-Executive Director of Shekel Brainweigh Ltd (ASX code: SBW). His previous management positions include serving as Head of the AMP Small Companies Fund from 2008 to 2010 and Head of Corporate Finance at Ord Minnett from 2010 to 2014. Mr. Hughes holds a Bachelor of Arts from the Sydney University and a Masters degree in applied finance from Macquarie University.

We believe that Mr. Hughes possesses specific attributes that qualify him to serve as a member of the Board, including his experience with technology companies (including NASDAQ listed companies), corporate governance knowledge and extensive industry contacts.

Rahul Mewawalla is a business, product, technology and digital leader with extensive strategic and operational leadership expertise across technology, internet, software, telecommunications, financial services, media, consumer, enterprise, digital and blockchain companies. Mr. Mewawalla has extensive public company board expertise across numerous roles including as Chairman of the Board, Board Committee Chairman, Audit Committee Chairman, Compensation Committee Chairman, Nominating and Governance Committee member, Strategic Transactions Committee member, Special Committee member, including serving on the board of Phunware, Inc. (Nasdaq: PHUN), a technology and software company, since 2021, Lion Group Holding (Nasdaq: LGHL), a financial services and technology company, since 2022, Aquarius II Acquisition Corporation (Nasdaq: AQUB) since 2022, and Four Leaf Acquisition Corporation (Nasdaq: FORLU) since 2022. Mr. Mewawalla also previously served as a board director of Rocky Mountain Chocolate Factory Inc. (Nasdaq: RMCF), an ecommerce, consumer and retail company in 2021. Mr. Mewawalla also served as a board member, investor and advisor to various public, private and philanthropic companies including SOS Children’s Villages USA. He has held several executive and leadership roles such as serving as Chief Executive Officer and President of Xpanse Inc., a financial technology company from 2020 to 2021, as Chief Digital Officer and Executive Vice President of Platforms and Technology Businesses at Freedom Mortgage Corporation, a financial services company, from 2020 to 2021, as Chief Executive Officer and President at Zenplace Inc., a software and technology company from 2014 to 2020, as Vice President at Nokia Corporation (NYSE: NOK), a global telecommunications, infrastructure and technology company, from 2010 to 2012, as Vice President at General Electric Company’s NBC Universal (NYSE: GE), a global digital, media and technology conglomerate, from 2008 to 2010, and Senior Director at Yahoo! Inc., a global Internet, software, platforms and technology company, from 2005 to 2008. He has also served as Senior Advisor to the San Francisco Mayor’s Office on Innovation, as Advisor to Stanford University’s Persuasive Technology Lab and as Committee Chair of the VC TaskForce SIG on Systems and Services. Mr. Mewawalla earned an MBA degree from the Kellogg School of Management at Northwestern University and a BBS degree from the University of Delhi.

We believe Mr. Mewawalla’s extensive strategic and operational expertise and his executive and leadership experience qualify him to serve as a director of the Company.

Mr. Martin, Mr. Manning and Mr. Hughes were initially appointed to the Board of Directors in connection with the with a reverse takeover of the Company (then known as Wize Pharma Inc). Mr. Mewawalla was appointed to the Board of Directors to fill a casual vacancy.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Vote Required

Pursuant to our Bylaws, the nominees for director who receive a plurality of the “FOR” votes will be elected to the Board. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or any of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Board of Directors

We believe that good corporate governance is essential to ensure that Mawson is managed for the long-term benefit of our stockholders. Our Board of Directors is responsible for establishing our corporate policies and overseeing the management of the Company. Senior management, including our Chief Executive Officer, Principal Accounting Officer, and Chief Operating Officer are responsible for our day-to-day operations. The Board evaluates corporate performance and approves, among other things, corporate strategies, objectives, operating plans, significant policies and major commitments of corporate resources. The Board, assisted by its Compensation Committee, also evaluates and elects our executive officers and determines their compensation.

Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are described below. The Board has determined that all the members of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 of the Exchange Act. The Charters of each of the Audit, Compensation and Nominating and Corporate Governance Committees have been published and are available on the Company’s website at www.mawsoninc.com.

Compensation Committee

The Compensation Committee met eight times during 2022. During 2022 the members of the Compensation Committee were Greg Martin (Chair), Michael Hughes and Yossi Keret (until his resignation on September 14, 2022). Rahul Mewawalla was appointed as a member of the Compensation Committee on January 31, 2023. The Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. It also takes responsibility for reviewing the compensation and benefits of directors. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs, as well as reviewing certain disclosures, reviewing and recommending executive employment agreements (including as to severance and change in control clauses), annually assessing whether the work undertaken by consultants raises any conflict of interest, and to annually evaluate the adequacy of the Compensation Committee’s charter. The CEO makes recommendations to the Compensation Committee in respect of executive compensation. The Chairman makes recommendations to the Compensation Committee in respect of independent director compensation. The Compensation Committee’s Charter does not refer to an ability of the Committee to delegate its authority. The Compensation Committee is responsible for administration of grants and awards to directors, officers, employees, consultants and advisors under our equity plan. The Compensation Committee also reviews the succession planning for the Company’s senior executive officers.

The Company and the Compensation Committee had access to consultants and experts to assist with determining executive remuneration in early 2022, and the final recommendations to the Board were made by the Compensation Committee.

The Compensation Committee engaged Ernst & Young LLP (“EY”), an independent outside accounting and compensation consulting firm (the “Independent Consultant”), to advise the Compensation Committee on certain matters related to executive officer compensation. Specifically, the Independent Consultant conducted an annual competitive market analysis of total compensation for our named executive officers, provided relevant market data, updated the Compensation Committee on compensation trends and regulatory developments, and counselled the Compensation Committee on program designs and specific compensation decisions related to our CEO and other executives in 2022. The Compensation Committee ceased using EY’s services, however the Company still receives certain tax and legal advice from EY on an ad hoc basis.

Consistent with listing standards, the Compensation Committee reviews and confirms the independence of its outside consultants on an annual basis. In connection with this process, the Compensation Committee has reviewed, among other items, a letter from EY addressing its independence and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to the Company by EY, (ii) fees paid by the Company as a percentage of EY’s total revenue, (iii) policies or procedures of EY that are designed to prevent conflicts of interest, (iv) any business or personal relationships between any senior advisor of the consulting team and a member of the Compensation Committee, (v) any Company stock owned by any senior advisor or any member of that individual’s immediate family, and (vi) any business or personal relationships between our executive officers and any senior advisor. The Compensation Committee discussed these considerations and concluded that the work performed by EY and its senior advisors involved in the engagement did not raise any conflict of interest.

The Compensation Committee’s Charter is available at www.mawsoninc.com.

Audit Committee

The Audit Committee met on nine occasions in 2022. During 2022, the members of the Audit Committee were Michael Hughes (Chair), Greg Martin and Yossi Keret (until his resignation on September 14, 2022. Rahul Mewawalla was appointed as a member of the Audit Committee on January 31, 2023. The Audit Committee is responsible for assisting the Board in its oversight responsibilities regarding the Company’s accounting and financial reporting processes, the audits of the Company’s financial statements, including the integrity of the financial statements, and the independent auditors’ qualifications and independence, oversees the preparation of the report required by SEC rules for inclusion in the Company’s annual proxy statement, retains and terminates the Company’s independent auditors, approves in advance all audit and permissible non-audit services to be performed by the independent auditors, review the adequacy and effectiveness of the Company’s internal controls disclosure controls and procedures, and complaints processes, review internal audit matters (as applicable), perform the legislated role of qualified legal compliance committee, review and discuss the Company’s practices with respect to risk assessment and risk management and performs such other functions as required by applicable law, including the rules and regulations of the SEC and the listing standards of the NASDAQ. The Audit Committee is also tasked with developing a Company policy on approval of related party transactions and reviewing and recommending to the Board for approval any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K).

The Nominating and Corporate Governance Committee, with concurrence from the Board has determined that each of Greg Martin and Rahul Mewawalla (i) meet the definition of an “audit committee financial expert” within the meaning of SEC rules, and (ii) are considered “independent” under applicable The NASDAQ Stock Market listing standards for audit committee members.

The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties.

The Audit Committee’s charter is available at www.mawsoninc.com.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee met three times in 2022. Yossi Keret, Greg Martin and Michael Hughes were the members of the Nominating and Corporate Governance Committee, and Yossi Keret was Chair of the Committee until his resignation on September 14, 2022, after which time Michael Hughes acted as Chair until he was appointed by the Board to that position on January 25, 2023. Rahul Mewawalla was appointed as a member of the Nominating and Corporate Governance Committee on January 31, 2022. The Nominating and Corporate Governance Committee is responsible for actively seeking individuals qualified to become directors for recommendation to the Board, consistent with criteria identified by the Board, including retaining search firms to be used to identify director candidates and to approve the search firm’s fees and other retention terms, obtain advice and assistance from internal or external legal, accounting or other advisors, completing customary vetting procedures and background checks for individuals suggested for potential Board membership by stockholders of the Company or other sources, monitoring and evaluating the orientation and training needs of directors, reporting annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year, developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company, and overseeing the Company’s corporate governance practices, including reviewing its Certificate of

Incorporation and By-laws. The Nominating and Corporate Governance Committee reviews stockholder proposals relating to corporate governance and other matters and recommends to the Board the Company’s response to such proposals.

The Nominating and Corporate Governance Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of Mawson and its stockholders; a willingness to devote the time necessary to fulfil their director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations, and an appreciation of the role of the corporation in society. The Nominating and Corporate Governance Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders and other advisers hired to identify and evaluate qualified candidates. The Nominating and Corporate Governance Committee will review from time to time the skills and experience it requires to carry out its functions properly and then consider director candidates or nominees based on the specific skills and experience required by the Board at the particular time. The Committee will seek to ensure that the Board includes a diverse set of opinions, skills and experience. The Nominating and Corporate Governance Committee does not currently have a diversity policy as it is at a relatively early stage of its development, however the Committee will seek to develop and adopt such a policy when the Nominating and Corporate Governance Committee deems that such a policy will be a practical and effective tool for improving the Company’s performance. The Committee does not have a policy to consider stockholder proposed candidates, as the Nominating and Corporate Governance Committee believes it is equipped to make such decisions without such a policy, however the Committee may develop a written policy if it considers that to be necessary. If stockholders wish to recommend candidates they should follow the procedure set out in the section titled “How and when may I submit a stockholder proposal for next year’s annual meeting?” in these proxy materials.

The Nominating and Governance Committee’s charter is available at www.mawsoninc.com.

Board Determination of Director Independence

The Board has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, the Board has determined that all of the directors of the Company, other than James Manning, are “independent directors” as defined by The NASDAQ Stock Market.

With respect to the Compensation Committee, the Board has determined that Greg Martin, Michael Hughes and Rahul Mewawalla satisfy the independence standards established by Rule 10C-1 under the Exchange Act and The NASDAQ Stock Market Rules, as applicable.

With respect to the Audit Committee, the Board has determined that Michael Hughes, Greg Martin and Rahul Mewawalla satisfy the independence standards established by Rule 10A-3 under the Exchange Act, and The NASDAQ Stock Market Rules, as applicable. Furthermore, the Nominating and Corporate Governance Committee, with concurrence from the Board, has determined that each of Greg Martin and Rahul Mewawalla are an “audit committee financial expert” within the meaning of SEC rules.

With respect to the Nominating and Governance Committee, the Board also determined that Michael Hughes, Greg Martin and Rahul Mewawalla satisfy the independence standards established by the Exchange Act and The NASDAQ Stock Market Rules, as applicable.

In making such determinations, the Board considered the relationships that each such non-executive director or director nominee has with Mawson and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of common stock by each non-executive director. In considering the independence of the directors, the Board considered the association each such non-executive director has with us and all other facts and circumstances the Board deemed relevant in determining independence.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers and employees. The Code of Ethics is publicly available on our website at www.mawsoninc.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy also applies to all independent contractors or consultants who have access to material non-public information of the Company. The policy prohibits our directors, officers, employees, and relevant contractors and any entities they control from engaging in transactions in the Company’s securities including common stock, restricted stock units and options if those persons are holding material non-public information. It includes a number of exemptions, such when there is a complying 10b5-1 plan in place. The policy also sets out particular blackout periods during which no trading may typically occur, typically around the dates quarterly and annual reports are being prepared, until several days after they are filed with SEC. The policy is exhibited as Annex A.

Hedging Policy

At this time, the Company has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. The Board may consider adopting such a policy in the future.

Policies with Respect to Transactions with Related Persons

The Board has adopted a Related Party Transactions Policy. The Audit Committee is responsible for reviewing related party transactions in accordance with the Related Party Transactions Policy.

Our Related Party Transactions Policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent to which the Company may benefit from the transaction, the opportunity costs of not entering into the transaction, and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the Board or Audit Committee, as applicable.

Certain Relationships and Related Transactions

Except as set forth below, Mawson did not participate in any transactions during the fiscal year ended December 31, 2022 in which any of the Nominees, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

As set out above, our Audit Committee Charter requires that members of the Audit Committee, conduct a review of, and be responsible for the oversight of, all related party transactions on an ongoing basis in line with our Related Party Transaction Policy.

On March 16, 2022, Luna Squares LLC entered into a lease with respect to a property in the City of Sharon, Mercer County, Pennsylvania with Vertua Property, Inc, a subsidiary entity in which Vertua Ltd has a 100% ownership interest. James Manning, our CEO, a director and a significant stockholder of the Company is also a director of Vertua Ltd and has a material interest in the Sharon lease as an indirect material stockholder of Vertua Ltd. The lease contains market standard legal terms, and will be for a term of 5 years, and Luna Squares LLC has 2 options to extend for 5 years each. The Audit Committee has compared the rent and terms to other arms’ length leases the Company has entered into and formed the view the rent is in line with the market for similar properties. Rent is subject to annual increases of CPI for the Northeast Region, or 4%, whichever is higher. The base rental amount in the first year is $0.24 million. Depending on power energization, availability, and utilization, variable additional rent may be payable, with per MW and fixed charges ranging from $500 to $10,000 per month. Upon the recommendation from the Audit Committee, the directors of the Company other than Mr. Manning were made aware of the material facts as to Mr. Manning’s interest in the lease and authorized the Company in good faith to enter the lease after determining the lease to be fair to the Company.

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors, officers or affiliates, nor any owner of record or beneficially of more than five percent of our Common Stock, or any associate of any such director, officer, affiliate, or security holder, is a party and adverse to the Company or any of our subsidiaries, or has a material interest adverse to the Company or any of our subsidiaries, in any material proceedings.

To the best of our knowledge, none of our directors or executive officers have been involved in any matters or proceedings during the past ten years as described in Item 401(f) of Regulation S-K that would be material to an evaluation of their ability or integrity in their roles. Such matters include bankruptcy, criminal, judicial or administrative proceedings that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending to the Board director nominees for each annual meeting of stockholders, and individuals to fill vacancies occurring between annual meetings of stockholders.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with us should direct their communication to the Corporate Secretary of the Company by email: cosec@mawsoninc.com. The Corporate Secretary will forward communications intended for the Board to the Chair of the Nominating and Corporate Governance Committee, currently Mr. Michael Hughes, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Corporate Secretary may forward only representative correspondence. Any communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

Board Leadership Structure

The Board is responsible for the control and direction of the Company. The Board represents the stockholders and its primary purpose is to build long term stockholder value. The Board structure, which separates the positions of Chair and Chief Executive Officer, allows the Chair to focus on the management of the Board and the CEO to focus on the management of the Company and the development and realization of its long term strategic objectives. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company. The Board believes that the separation of the roles of the Chair and Chief Executive Officer promotes the most effective strategy development and execution, and facilitates information flow between management and the Board, which are seen as being essential to effective governance.

Executive Sessions

The independent directors of the Board meet from time to time as required, without the presence of management. The Chair generally chairs these sessions.

Meeting Attendance

During 2022, there were twenty (20) meetings of the Board. With the exception of two meetings for which Greg Martin sent his apologies, the directors attended all the meetings of the Board during the time such person was a director. In addition to participation at Board and Committee meetings, our directors discharge their responsibilities throughout the year through participation in informal Board calls, personal meetings and other communications, including regular telephone and email communications with the Chief Executive Officer, the General Counsel, the Principal Accounting Officer and others regarding matters of interest and concern to the Company.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are strongly encouraged to attend. All directors attended our annual meeting of stockholders in 2022.

Risk Management

The Board plays an active role in overseeing the management of the Company’s risks. The Board regularly reviews information regarding credit, liquidity and operations (including cyber-security), as well as the risks associated with each. The Board views risk management as the responsibility of all Company staff, and not a function that can be siloed or delegated to a single internal team. The Compensation Committee is responsible for overseeing the management of risks relating to compensation plans and arrangements. The Audit Committee oversees management of financial and operational risks and related party risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on the Company. Our programs reflect sound risk management practices including:

•        Use of both restricted stock units and cash that provide a balance of incentives with fixed and variable components, including deferred remuneration; and

•        Equity incentive awards that generally vest over time, so while the potential compensation payable for equity incentive awards is tied directly to appreciation of our stock price, taking excessive risk for a short-term gain is discouraged because it would not maximize the value of equity incentive awards over the mid to long-term.

Criteria and Diversity

When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee takes into account the potential candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and ability to act in the interests of all stockholders. The value of diversity on the Board is also considered by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Report of the Audit Committee

The following Report of our Audit Committee (“Report”) does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The Audit Committee is composed wholly of independent directors. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the reporting process. The Company’s independent auditor is engaged to audit and report on the conformity of the Company’s financial statements to generally accepted accounting principles and the effectiveness of the Company’s internal control over financial accounting.

The Audit Committee reviewed and discussed with (i) management and the independent auditor, the audited financial statements for the fiscal year ended December 31, 2022, (ii) management, its assessment of the effectiveness of the Company’s internal control over financial reporting, and (iii) the independent auditor, its evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee discussed with LNP Audit and Assurance International Pty Ltd, the Company’s independent auditor for the fiscal year ended December 31, 2022, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received, reviewed and discussed the written disclosures and the letter from LNP Audit and Assurance International Pty Ltd required by applicable requirements of the PCAOB regarding LNP Audit and Assurance International Pty Ltd’s communications with the Audit Committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report filed on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The Company announced on November 14, 2022 that LNP Audit and Assurance International Pty Ltd would not stand for re-appointment after completion of the audit for the year ending December 31, 2022.

The Audit Committee is directly responsible for the appointment, retention and, if applicable, submission for ratification by the Company’s stockholders, the Company’s independent auditors. Accordingly, the Audit Committee, with the assistance of management, began a process to identify potential independent auditors for the fiscal year ending December 31, 2023. Following extensive discussions and interviews with a number of independent auditors, the Audit Committee resolved to appoint Wolf & Company PC as the Company’s independent auditors for the year ending December 31, 2023.

By the Audit Committee of the Board of Directors of Mawson Infrastructure Group Inc.

Michael Hughes, Chair of the Audit Committee
Greg Martin
Rahul Mewawalla

EXECUTIVE OFFICERS

The following are our executive officers, their ages as of Apri1 1 2023, positions and offices held with Mawson, and certain biographical information.

James Manning, age 38, has served as Chief Executive Officer and executive director since 2021. Mr. Manning has 18 years of experience across the real estate, hospitality and finance sectors, including investment management and mergers and acquisitions. Since 2014, Mr. Manning has been the Managing Director of Vertua Limited (NSX code: VERA), an Australian investment company. He is a director of Defender Asset Management Ltd., a financial service licensed investment company, which specializes in real estate and alternate assets. Since 2003, Mr. Manning has been the Chairman of Manning Group, an Australian family office focused on investments in Australia and New Zealand. Since 2017, Mr. Manning has been a Partner of First Equity, a public accounting firm. Mr. Manning holds a Masters in Finance and a Masters of Property Development from the University of Technology of Sydney and a Bachelor of Business from the Australian Catholic University. He is also a Fellow of the Institute of Company Directors (FAICD) and a Member of the Institute of Public Accountants (IPA).

Liam Wilson, age 37, Chief Operating Officer since 2019, has over 18 years experience in senior operational management roles across multiple industries, and is responsible for the operations of Mawson Infrastructure Group. Liam works closely with our various partners and suppliers across the globe. Liam has held Group Senior Management positions for Event Hospitality & Entertainment (ASX:EVT) (2 years), Pacific Concepts (2 years), The Whitehouse Group (2 years) and Merivale (5 years).

Mr. Manning, and Mr. Wilson were initially appointed to their position in connection with the reverse takeover of the Company (then known as Wize Pharma Inc) discussed above.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to the Principal Executive Officer (Chief Executive Officer), and the other most highly compensated executive officers (the “Named Executive Officers” (NEOs)) for the fiscal year ended December 31, 2022 and received compensation for the same individuals for the fiscal year ended December 31, 2021. All amounts are in U.S. dollars, converted from Australian dollars using the exchange rate as of December 31 of the applicable year.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
James Manning	2022	558,653	1,089,749	350,059	16,972	2,015,433
Chief Executive Officer	2021	270,110	2,325,361	227,178	16,996	2,839,645

Liam Wilson	2022	349,015	726,500	131,153	102,540	1,309,208
Chief Operating Officer	2021	174,376	1,499,277	112,650	16,351	1,802,654

Nicholas Hughes-Jones(3)	2022	398,942	612,966		178,776	1,190,684
Chief Commercial Officer	2021	131,425	1,899,277	112,650	10,633	2,153,985

____________

(1)      Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718.

(2)      Consists of incremental costs for superannuation contributions in Australia at the government-mandated rate of 10% to June 30 2022 and 10.5% thereafter, based on total base salary, on the same terms that apply to all other eligible employees.

(3)      Mr. Hughes-Jones commenced employment on October 8, 2021, and ceased employment on November 18, 2022. He forfeited some of his Stock Awards as a result.

Say-on-Pay/Say-on-Frequency

We have not included advisory votes for “Say-on-Pay” or “Say-on-Frequency” for the 2023 meeting. At our 2022 annual meeting of stockholders 2022, stockholder voted that the frequency of the “Say-on-Pay” votes would be every 3 years, meaning the next vote will be in 2025. Likewise, stockholders voted that the “Say-on-Frequency” vote would be held every 6 years, meaning the next vote will be in 2028.

Pay v Performance

As a SRC the Company must provide the following table. It shows how the fall in the Total Shareholder Return (“TSR”) has had a direct and clear relationship with compensation. 2022 was a particularly difficult year for all Bitcoin miners as the price of Bitcoin fell from $47,686.81 on January 1, 2022, to close the year at $16,547.50 on December 31, 2022, a fall of more than 63%. In addition, the industry face high and volatile energy prices, and increasing hashrate difficulty. As TSR rose in 2021, so did executive compensation, but as TSR fell in 2022, executive compensation has also fallen. The fall in compensation is despite the executives meeting many of their target KPIs despite the broader industry difficulties, and the efforts required to manage the business through a difficult operating environment. Due to the issue of restricted stock units there is a clear relationship between TSR and executive pay.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Stockholder Return	Net Income
2022	$2,015,433	$990,788	$1,249,946	$559,012	$10.95	$(54.04m	)
2021	$2,839,644	$5,357,339	$1,318,880	$4,119,854	$215.71	$(45.5m	)

____________

(1)      The PEO was Mr. James Manning.

(2)      The Non-PEO NEOs were Mr. Liam Wilson and Mr. Nicholas Hughes-Jones.

Employment Agreements with our Named Executive Officers and Potential Payments Upon Termination or Change in Control

Except as set forth below, we have not entered into any employment agreements with the named executive officers listed in the table above.

Employment agreement with James Manning

On December 20, 2019, Mawson Infrastructure Group Pty Ltd (“Mawson Australia”), an Australian subsidiary of the Company, and Mr. Manning entered into an employment agreement which appointed him as our Chief Executive Officer (“Manning Agreement”) for a maximum term of five (5) years from the commencement date, which was November 1, 2019. Pursuant to the Manning Agreement, Mr. Manning is entitled to receive an annual base salary and the standard other employment benefits given to employees in Australia (such as superannuation, long service leave, personal or carer’s leave, compassionate leave and relocation benefits), and annual leave of up to 8 weeks. Mr. Manning is also entitled to bonus plans, share plans or other incentive plans if they are approved by the Board. In addition to the treatment of outstanding PSUs upon change of control terms outlined in the section below, Mr. Manning is entitled to receive twelve months Base Salary severance payment in the event his employment is terminated earlier that the maximum term if Mr. Manning is not required by the Company to perform the Manning Agreement for the 12 month notice period. Short term incentives will be forfeited if Mr. Manning terminates his employment before the end of the relevant period. If his role changes or a Change of Control event occurs, the treatment of the short term incentives will be at the discretion of the Board, or in accordance with their terms.

Employment agreement with Liam Wilson

On August 9, 2021, the Company and Mr. Wilson entered into an employment agreement which appointed him as the Chief Operating Officer (“Wilson Agreement”) from the commencement date, which was August 16, 2021, until terminated in accordance with the termination provisions in the Wilson Agreement. Pursuant to the Wilson Agreement, Mr. Wilson: (a) is entitled to receive an annual base salary, (b) is eligible to participate in the Company’s equity incentive plan, including for short and long term incentives, (c) is eligible to participate in the Company’s other benefit plans, policies and programs generally provided to the Company’s employees in the U.S. to the extent he meets the applicable eligibility requirements, (e) is reimbursed a total maximum monthly amount of up to $800 for his medical care premium based on the medical care premium cost actually paid by Mr. Wilson, (g) is entitled to twenty (20) business days of paid time off (“PTO”) each calendar year, pro-rated for partial years worked, (g) is eligible to accrue paid sick leave as required by applicable sick leave laws, (h) is entitled to receive as severance six (6)) months of his annual base compensation if Mr. Wilson’s employment is terminated by the Company without Cause (as defined in the Wilson Agreement), and (i) is eligible for the other standard employment benefits given to employees in Australia (such as annual leave, long service leave, personal and compassionate leave).

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2022 about the securities issued, or authorized for future issuance, under our equity compensation plans, consisting of our 2021 Equity Incentive Plan and 2018 Equity Incentive Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options and restricted stock units		Weighted-average exercise price of outstanding options and restricted stock units		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—		—		—
Equity compensation plans not approved by security holders	320,064	(1)	0.00	(2)	821,629	(3)
Total	320,064		$0.00		821,629

____________

(1)      All restricted stock units under the 2021 Equity Incentive Plan.

(2)      Exercise price for restricted stock units is Nil.

(3)      Includes 725,936 securities under the 2021 Equity Incentive Plan, and 95,693 under the 2018 Equity Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2022

The following table sets forth information regarding all outstanding equity awards held by the NEOs at December 31, 2022.

	Stock Awards
Name	Number of Shares, Units of Stock That Have Not Vested (#)	Market Value of Shares, Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James Manning			44,767	(2)	61,778
Liam Wilson			11,514	(3)	15,889
Nicholas Hughes-Jones			21,998		30,357

____________

(1)      Market value based on a Mawson closing stock price of $1.38 as at end December 2022. The restricted stock units have no exercise price.

(2)      Mr. James Manning has a total of 170,976 restricted stock units (vested and unvested, but not exercised), with a total market value of $235,947.

(3)      Mr. Liam Wilson has a total of 39,471 restricted stock units (vested and unvested, but not exercised, and unissued), with a total market value of $54,470.

2021 Equity Incentive Plan

The securities issued to the NEOs as set out above are restricted stock units granted under our 2021 Equity Incentive Plan (“Plan”). The terms applicable to each of the grants are as set out in the Plan itself, and each individual award agreement. Vesting of the restricted stock units is subject to certain performance hurdles being met. Once the Administrator declares they have vested, they are exercisable by the recipients. The restricted stock units have a term of 10 years. Restricted stock units will become immediately vested and exercisable upon a change of control. Upon termination of employment, including if the holder leaves their employment or for cause, all unvested restricted stock units immediately terminate. Restricted stock units do not automatically terminate on death, retirement, disability or job elimination, and the Administrator may determine to allow a pro rata amount to vest immediately, and the rest will not be forfeited but instead vest when the performance hurdles have been met.

In summary, under the 2021 Equity Incentive Plan, the definition of change of control includes:

(1)    the acquisition of beneficial ownership of more than 50% of the total voting power of our securities, except for any acquisition by any person that already owns at least 50% of the Company, or any acquisition that is merely a change or direct to indirect ownership (or vice versa);

(2)    a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the then current members of the Board;

(3)    a reorganization, merger, statutory share exchange or consolidation or similar transaction, a sale or other disposition of assets of the Company equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company, except where the disposition is to an entity controlled by the Company’s stockholders or entity in which the Company has a significant interest, amongst other scenarios.

“Disability”, in short, is defined as the holder being unable to carry out the responsibility and functions of the position held by reason of a physical or mental impairment for not less than 180 days.

“Cause”, in short, means fraud or embezzlement, willful act that injures the Company, the commission of a felony as determined by a court of law, or an uncured failure to comply with contractual obligations.

“Job Elimination”, in short, means involuntary and permanent termination of services due to redundancy, reduction in labor force, and reorganization or consolidation, as long as there is no Cause.

DIRECTOR COMPENSATION

The following table details the total compensation earned by our independent, non-employee directors (including the Chairman of the Board, Greg Martin) during the year ended December 31, 2022. All amounts are in U.S. dollars, converted from Australian dollars using the average exchange rate to December 31, 2022. Yossi Keret resigned from his role as independent non-employee director of the Company effective on September 14, 2022. Fees are inclusive of all fees paid for committee membership and chairman’s roles.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)(1)	Total ($)
Greg Martin	130,522	51,056	2,192	183,770
Michael Hughes	71,154	34,037	7,302	112,493

____________

(1)      Awards granted tied to directors’ tenure until the annual stockholders meeting in 2023, for which the amounts in this column were determined assuming earning of 100% of the maximum grant date fair value, which was determined to be the probable outcome at the time of grant.

(2)      Consists of incremental costs for certain perquisites which include superannuation contributions in Australia at the government-mandated rate of 10% to June 30, 2022, and 10.5% thereafter, based on total base salary, on the same terms that apply to all other eligible employees.

PROPOSAL NO. 2

RATIFICATION OF AUDITOR APPOINTMENT

We are asking our stockholders to ratify the appointment and engagement by our Audit Committee of Wolf & Company PC (“Wolf & Co”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Although our Bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Wolf & Co to our stockholders for ratification as a matter of good corporate practice and in accordance with its responsibilities as set out in its Charter. If our stockholders vote against the ratification of Wolf & Co, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of our Company and our stockholders.

The Audit Committee has retained Wolf & Co as the Company’s independent registered public accounting firm, to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023, to be included on the Company’s annual report on Form 10-K for the same period. A representative of Wolf & Co, the Company’s independent auditor for the fiscal year ended December 31, 2023, is not expected to be present virtually at the 2023 Annual Meeting.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022 and the interim period ended at the time of appointment, neither the Company nor anyone or its behalf has consulted Wolf & Co with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Wolf & Co concluded was an important factors considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

As explained above, our independent registered public accounting firm for the fiscal year ending December 31, 2022, of LNP Audit and Assurance International Pty Ltd (“LNP”), notified us in November 2022 that it did not wish to stand for reappointment in 2023.

The financial statements of the Company for the fiscal years ended December 31, 2021 and 2022, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2021 and 2022, there were no disagreements between the Company and LNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LNP, would have caused LNP to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.

During the Company’s most recent fiscal years ended December 31, 2021 and 2022, LNP did not advise the Company of any reportable events specified in Item 304(a)(1)(v) of Regulation S-K with respect to the Company.

The Company provided LNP with a copy of this disclosure in accordance with Item 304(a) of Regulation S-K prior to its filing with the SEC and requested that LNP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from LNP is exhibited as Annex C hereto and is hereby incorporated herein by reference.

Audit Fees

The Charter of the Audit Committee requires that it pre-approve in advance all audit and permissible non-audit services to be provided by its independent auditors. Services requiring pre-approval in advance by the Audit Committee may include audit services, audit related services, tax services and other services. All of the services performed by the independent registered public accounting firm were pre-approved in advance by the Audit Committee. The Audit Committee has determined that the payments made to the independent registered public accounting firm for these services are compatible with maintaining such auditors’ independence.

Aggregate fees billed or expected to be billed for professional services for the years ended December 31, 2022 and 2021 in the following categories and amounts are shown below. All amounts are in U.S. dollars, converted from Australian dollars using the average exchange rate to December 31, 2022.

	2022	2021
Audit Fees	$558,671	$313,420
Audit-Related Fees	$12,046	29,040
Tax Fees	—	—
All Other Fees	131,838	—
Total Fees	$702,555	$342,460

Our principal accountant (through its full-time employees) performed all work regarding the audit of our financial statements for the most recently completed fiscal year.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

All of the services performed in the year ended December 31, 2022 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permissible non-audit services to be provided to us by the independent registered public accounting firm. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independents.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Company’s proposed ratification of the appointment of Wolf & Co as the independent registered public accounting firm, and the Company does not propose to independently provide stockholders with such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2:

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & CO PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3:

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 2021 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

We currently maintain the Mawson Infrastructure Group Inc 2021 Equity Incentive Plan, or 2021 Plan. We believe that the 2021 Plan is an important part of attracting, retaining and incentivizing highly-qualified employees, consultants and non-employee directors and has provided incentives that align the economic interests of plan participants with those of our stockholders. The 2021 Plan was adopted prior to our Common Stock becoming listed on The NASDAQ Stock Market in 2021.

The Board is requesting that you approve an amendment to the 2021 Plan. The amendments relate to increasing the number of Shares issuable under the 2021 Plan to 10,000,000, and to introduce the ability for the number of Shares under the 2021 Plan to be increased by up to 1,000,000 each year for the next 5 years.

Under the 2021 Plan, as of the Record Date, equity awards covering 440,731 shares had been granted, less forfeitures and other cancellations. The total number of shares authorized to be issued under the 2021 Plan is 1,166,667, this means that the Company has a capacity to issue 725,936 shares under the plan. Using the Company’s closing price on March 16, 2023, this would allow the Company to issue $1,745,876 worth of shares to employees, consultants and directors. The Board and management are of the opinion that this number will not be sufficient in the short to medium term to attract, retain and incentivize talented and highly-qualified employees, consultants and non-employee directors. We expect to exhaust the existing share reserve in 2023. Our calculations suggest that it is prudent to replenish the share reserve at this time. Without the additional shares, we would need to make larger cash payments to employees, consultants and directors. Cash rewards are unlikely to align consultants, management, directors and stockholders in the same way that equity grants will. To enable us to continue offering meaningful equity-based incentives to key employees, consultants and non-employee directors, the Board believes that it is both necessary and appropriate to increase the number of shares of Common Stock available for these purposes.

Accordingly, we are asking our stockholders to approve an amendment of the 2021 Plan that would increase the total number of shares of Common Stock available for grant under the 2021 Plan to 10,000,000, and to include a provision which allows for the number of shares that can be issued under the 2021 Plan to be automatically increased by up to 1,000,000 shares per year of operation for 5 years. This should meet the Company’s anticipated needs for the medium term, subject to changes in business conditions, the stock price or other trends. The 2021 Plan amendment are exhibited as Annex B.

An award grant of RSUs, on the usual terms and on the terms of the 2021 Plan, will likely be made to Mr. James Manning under the 2021 Plan as part of his 2023 compensation package, which grant may be dependent and/or conditioned on the amendment to the 2021 Plan being approved by stockholders.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 201 Clark Street Sharon PA 16146 or cosec@mawsoninc.com. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the proposal must be received by our Corporate Secretary by December 8, 2023 for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than February 21, 2024 nor earlier than January 22, 2024, in order to be considered timely.

Notwithstanding the foregoing, if the date of the 2024 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2023 Annual Meeting, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating-stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

The deadline for providing notice of a proxy solicitation in support of director nominees, other than the Company’s nominees, at the 2024 annual meeting of stockholders, is the later of : (i) 25 calendar days prior to the 2024 annual meeting of stockholders; or (ii) 5 calendar days after the date on which the Company files its definitive proxy statement for the 2024 annual meeting, and must include the information required by Rule 14a-19 of the Exchange Act.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2022, may be obtained by our stockholders without charge, upon written request to our Corporate Secretary. You may also download a copy of our Annual Report on Form 10-K by vising our corporate website at www.mawsoninc.com.

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may “household” your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Mawson stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request delivery of a copy of the proxy statement and related materials by contacting Computershare. You can go to www.investorvote.com/MIGI, or send an email to investorvote@computershare.com with “Proxy Materials MAWSON INFRASRUCTURE GROUP INC.” in the subject line, include your full name and address, plus the number located in the shaded bar on the ‘Notice Regarding the Availability of Proxy Materials’ sent to you, and state that you want to receive a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 7, 2023.

By Order of the Board of Directors
/s/ James Manning	/s/ Greg Martin
James Manning	Greg Martin
Chief Executive Officer	Chairman of the Board

ANNEX A

Insider Trading Policy

(Adopted: March 23, 2023)

A.     Purpose

Insider trading is a term of art that refers to trading in securities by persons who possess material non-public information about a company whose securities are traded in the public markets, such as Mawson Infrastructure Group Inc. (the “Company”), whose shares of common stock are currently traded on the Nasdaq Capital Market.

The Company has adopted this Insider Trading Policy (this “Policy”) and procedures to promote compliance with applicable securities laws governing (a) trading in the Company’s securities while in the possession of “material non-public information” concerning the Company and (b) tipping or disclosing material non-public information to outsiders.

To prevent even the appearance of improper insider trading or tipping, additional restrictions on trading in the Company’s securities apply to the directors, officers, key employees and other persons designated by the Compliance Officer (see below).

Failure to comply with this Policy could result in a serious violation of the securities laws by you and/or the Company and can involve both civil and criminal penalties. Accordingly, it is important that you review this Policy carefully. Violation of this Policy may also result in disciplinary actions and even dismissal or termination of service (see below).

The standards embedded in this Policy are not the exclusive source of guidance and information on the Company’s expectations and should be read together with other laws and policies applicable to you, whether you are an employee, officer or director. Such policies include our Code of Ethics and Business Conduct. In addition, given the purpose of this Policy is to safeguard you and the Company, it may, in some instances, go beyond the requirements of applicable securities laws.

B.     Scope — Who and What is Covered?

1.      This Policy covers all directors, officers and employees of the Company and any of its subsidiaries, wherever located (collectively referred to as “Insiders”), and any outsiders whom the Compliance Officer (as defined below) may designate as Insiders from time to time because they have access to material non-public information concerning the Company. Such “designated” Insiders may include any consultant, representative, independent contractor and other persons in a special relationship with the Company who know, or have access to, material non-public information concerning the Company.

2.      This Policy applies to family members of Insiders who reside with such Insider (including a spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings and in-laws), anyone else who lives in the Insider’s household, and any family members who do not live in the Insider’s household but whose transactions in Company’s securities are directed by, or are subject to the influence or control, of the Insider (collectively referred to as “Family Members”). Insiders are responsible for the transactions of these Family Members and therefore should make them aware of the need to confer with the Insider before they trade in Company securities. This Policy does not, however, apply to personal securities transactions of Family Members where the purchase or sale decision is made by a third party not controlled by, influenced by or related to an Insider or his or her Family Members.

3.      This Policy also applies to any entities that an Insider influences or controls including any corporations, partnerships, or trusts (collectively referred to as “Controlled Entities”), and transactions by these Controlled Entities should be treated for the purposes of this Policy and applicable securities laws as if they were for the Insider’s own account.

Annex A-1

4.      Subject to Section G, this Policy applies to any and all transactions in the Company’s securities, including its shares of common stock (“Shares”), restricted stock units and options to purchase shares, and any other types of securities that the Company may issue, such as preferred shares, convertible debentures, warrants and exchange-traded options, as well as other derivative securities thereof. This also includes certain transactions under Company benefit plans as described below.

5.      This Policy continues to apply to transactions in Company securities even after the Insider has terminated employment or other services to the Company — In general, unless a different period is determined by the Compliance Officer, if an Insider is aware of material nonpublic information when his/her employment or service relationship terminates, such Insider may not trade in Company securities until that information has become public or is no longer material.

C.     Insider Trading Compliance Officer

The Company has designated its General Counsel as its Insider Trading Compliance Officer (the “Compliance Officer”), who shall be assisted, at his or her discretion, by the Company’s Chief Financial Officer and/or other officers as well as the Company’s outside counsels as he/she deems appropriate.

The duties of the Compliance Officer will include the following:

1.      Administering this Policy and assisting in its implementation, including by monitoring trading in the Company’s securities and designating outsiders as Insiders;

2.      Responding to all inquiries relating to this Policy and its procedures, including by preparing and issuing additional guidelines to implement this Policy and the procedures and standards hereunder;

3.      Designating and announcing special trading blackout periods during which Insiders may not trade in the Company’s securities;

4.      Administering, monitoring and enforcing compliance with all applicable insider trading laws and regulations, including, without limitation, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”), Rule 16 under the Exchange Act and Rule 144 under the Securities Act; and assisting in the preparation and filing of all required reports relating to insider trading in Company securities, including without limitation Forms 3, 4 and 5; Form 144; and Schedules 13D and 13G, as applicable;

5.      Reviewing and propose revisions of this Policy as necessary to reflect changes in applicable insider trading laws and regulations; and

6.      Maintaining records of all documents required by the provisions of this Policy or the procedures set forth herein.

The Compliance Officer may designate one or more individuals who may perform the Compliance Officer’s duties (or certain of such duties) in the event that the Compliance Officer is unable or unavailable to perform such duties. Specifically, where the Compliance Officer is unable or unavailable to perform its duties with respect to a certain matter covered under this Policy (including by reason that he or she has a conflict of interest in doing so), (I) the Chief Executive Officer will replace him or her, or, if unable or unavailable, (II) the Chairman of the Board of Directors will do so, or, if unable or unavailable, (III) the Audit Committee will do so.

In discharging his/her duties, the Compliance Officer shall have access to all of the Company’s books, records, facilities and personnel, as well as to the Company’s outside counsels.

Annex A-2

D.     What is material non-public information?

What is “Material” Information?

Compliance with this Policy requires that Company personnel understand what is deemed material information. Material information is any information that a reasonable investor would consider important in a decision to buy, hold or sell a stock. In short, any information which is likely to affect the market price of the stock. Examples of information frequently regarded as material are:

•        significant new contracts or the termination of such contracts;

•        projections of future revenues, earnings or losses;

•        a pending or proposed merger, acquisition or tender offer;

•        a significant sale or disposition of assets;

•        a change in dividend policy;

•        the offering of additional securities;

•        changes in senior management;

•        significant new products or discoveries;

•        impending bankruptcy or financial liquidity problems; and

•        the gain or loss of a substantial customer or supplier.

Either positive or negative information may be material.

When Information is “Public”?

Material information is “non-public” unless it has been widely disseminated to the public through major newswire services, national news services or financial news services or is contained in a widely distributed press release of the Company or is disseminated by mail to shareholders of the Company or is included in a periodic or current report filed with, or submitted to, the Securities and Exchange Commission (“SEC”), such as annual report on Form 10-K or current report on Form 8-K.

The circulation of rumors, even if accurate and reported in the media, does not constitute effective public dissemination.

In addition, even after a public announcement of material information, a reasonable period of time must elapse in order for the market to absorb and react to the information. For the purposes of this Policy, information will be considered public, i.e., no longer “non-public”, after the completion of a full trading day following the date of the Company’s public release of the information or filing thereof, as the case may be. For example, if an announcement of material information is made on Monday, January 3rd (i) before trading, Insiders may trade in the Company’s securities starting on Tuesday of that week, January 4th, because one full trading day would have elapsed by then (all of Monday), or (ii) during or after the trading, Insiders may trade in the Company’s securities starting on Wednesday of that week, January 5th, because one full trading day would have elapsed by then (all of Tuesday).

E.     Prohibited Activities

1.      No Trading in Company Securities on Inside Information or outside Trading Windows. No Insider may trade in Company securities (i) while possessing material non-public information concerning the Company and (ii) outside of the applicable “trading windows” described in Section F below.

Annex A-3

2.      No Tipping.

(a)     Subject to paragraph (b) of this sub-section, no Insider may “tip” concerning the Company’s securities, or disclose material non-public information concerning the Company to any outside person (including Family Members, analysts, individual investors, and members of the investment community and news media) unless authorized by the Compliance Officer or by the Company’s Chief Executive Officer. In any instance in which such information is disclosed to outsiders, the Company will take such steps as the Compliance Officer deems as necessary to preserve the confidentiality of the information, including requiring the outsider to agree in writing to comply with the terms of this Policy and/or to sign a confidentiality agreement. All inquiries from outsiders regarding material non-public information about the Company must be forwarded to the Company’s Compliance Officer in the first instance.

(b)    Material non-public information concerning the Company may be disclosed by an Insider to a third party where such disclosure is required in connection with the Company’s current or proposed business or a proposed transaction to which the Company is to be a party; provided such disclosure is authorized by a member of the Company’s senior management and the recipient is required to preserve the confidentiality of such information under a confidentiality agreement.

3.      No Recommendations. No Insider may give trading advice of any kind about the Company to anyone while possessing material non-public information about the Company, except that Insiders should advise others not to trade if doing so might violate the law or this Policy. The Company strongly discourages all Insiders from giving trading advice concerning the Company to third parties even when the Insiders do not possess material non-public information about the Company.

4.      No Trading in Other Companies’ Securities on Inside Information. No Insider who has become aware of material non-public information about another publicly traded company, including our vendors, suppliers and customers, when that information is obtained in the course of his or her affiliation or service with the Company, may (a) trade in the securities of such other company while possessing material non-public information concerning that company, (b) recommend that another person place a purchase or sell order in such other company’s securities while possessing material non-public information concerning that company, or (c) convey such material non-public information to another person if such Insider knows or has reason to believe that the third party will misuse such information by trading in such other company’s securities or passing such information to others who may so trade. You should treat material non-public information about our business partners with the same care required with respect to information related directly to the Company.

5.      No Speculative Transactions. No Insider may engage in transactions in the Company’s securities of a speculative nature at any time. This means, among other things, that all Insiders are prohibited from short-selling Company securities or engaging in transactions involving derivative instruments based on Company securities. This prohibition includes, but is not limited to, trading in Company-based put and call option contracts, transacting in straddles, holding securities in a margin account, pledge of securities and the like. However, (I) as indicated in Item G-2 below, holding and exercising options or other derivative securities granted under the Company’s equity incentive plans is not prohibited by this Policy and (II) the Compliance Officer may (but is not obligated) allow the pledge of Company securities as collateral for a loan (not including margin debt) where the Insider demonstrates its financial capacity to repay the loan without resort to the pledged securities.

F.      Trading Windows and Special Blackout Periods

1.      Regular Trading Windows. All Insiders are prohibited from trading the Company’s securities (regardless of whether they are in possession of material non-public information) during the “trading blackout periods” commencing at 9am on the 20th day of the last month of each fiscal quarter of the Company (i.e. March 20th, June 20th, September 20th and December 20th) and ending after the completion of a full trading day following public release of the Company’s earnings results for that quarter (by way of filing the required SEC report for that quarter).

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In other words, these persons may only conduct transactions in Company securities during the “Window Period” beginning the day after a full trading day following the public release of the Company’s quarterly earnings and ending 10 days prior to the close of the next fiscal quarter. For example, if the Company filed an annual report on Form 10-K (i) before trading begins on a Tuesday, the first time you can buy or sell Company securities is the opening of the market on Wednesday (assuming you are not aware of other material nonpublic information at that time), or (ii) during or after trading begins on that Tuesday, the first time you can buy or sell Company securities is the opening of the market on Thursday.

2.      No Trading During Special Blackout Periods. From time to time, an event may occur that is material to the Company and is known by certain Insiders. In addition, the Company’s financial results may be sufficiently material in a particular fiscal quarter that, in the judgment of the Compliance Officer, designated persons should be restricted from trading in Company securities sooner than the typical quarterly blackout period described above. In these situations, without an obligation to disclose the particular reason, the Compliance Officer may notify certain persons that they should not trade in the Company securities. This existence of an event-specific blackout period will not be announced to the Company as a whole and should not be communicated to any other person. Such event-specific, “special blackout period” will remain in place so long as the information remains material and non-public. The Compliance Officer will notify such persons when the event-specific blackout period has ended.

G.     Certain Permitted Activities/Transactions

1.      Exercise of Stock Options. The trading restrictions (including blackout periods) of this Policy do not apply to the exercise(s) of stock options where no Company securities are sold in the market to fund the option exercise price (this includes net exercise of an option through the Company). However, the trading restrictions of this Policy do apply to any sale of the underlying stock or to a cashless exercise of the option through a broker, as this entails selling a portion of the underlying stock to cover the costs of exercise.

2.      Restricted Stock Awards/Units. The trading restrictions (including blackout periods) of this Policy do not apply to the vesting of restricted stock or restricted stock units (“RSUs”), or the exercise of a right to have the Company withhold shares to satisfy tax withholding consequences of vesting. This policy would apply, however, to market sales of any shares received, including the sale of any securities in the market to cover tax withholding obligations.

3.      Gifts. “Bona fide” gifts of Company Securities are generally not deemed to be restricted transactions for the purposes of this Policy, but, nevertheless, they must be pre-approved by the Compliance Officer (also in order to ensure compliance with reporting requirements under Section 16 of the Exchange Act, where applicable). Whether a gift is truly bona fide will depend on the circumstances surrounding each gift. The more unrelated the donee is to the donor, the more likely the gift would be considered “bona fide” and not a “restricted transaction”.

4.      Qualified Trading Plans. The U.S. securities laws allow for specific safe harbors from insider trading liability, such as a written trading plan that complies with Rule 10b5-1(c) promulgated under the Exchange Act (“Rule 10b5-1(c)”). Once such a Qualified Trading Plan has been adopted, trading in Company securities (including sale of Shares underlying stock options or RSUs) through the Qualified Trading Plan may occur even during a “black-out period” (as described in Section F above) or when the person on whose behalf such trade occurs is aware of material non-public information. For purposes of this Policy, a “Qualified Trading Plan” is a written plan (including contract or instruction) for purchasing or selling Company securities which the Compliance Officer approved in writing that it complies with Rule 10b5-1(c), including the following requirements:

(a)     the plan is adopted while the Company is not in a “black-out” period;

(b)    the plan is adopted before the individual was in possession of material non-public information about the Company;

(c)     the plan is adhered to strictly, entered into in good faith and not part of a plan or scheme to evade the prohibitions of Rule 10b5-1(c);

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(d)    the plan imposes a waiting period between the time a plan is adopted or amended and the date of the first trade under the plan (“cooling-off period”), which cooling-off period shall be the minimum period required under Rule 10b5-1(c);

(e)     the plan (a) specified the amount of securities to be purchased or sold and the price at which and the date on which the securities were to be purchased or sold; (b) included a written formula or algorithm, or computer program, for determining the amount of securities to be purchased or sold and the price at which and the date on which the securities were to be purchased or sold; or (c) did not permit the person to exercise any subsequent influence over how, when, or whether to effect purchases or sales; provided, in addition, that any other person who, pursuant to the plan, did exercise such influence must not have been aware of the material non-public information when doing so;

(f)     except as permitted by Rule 10b5-1(c), no person entering into a plan may have a separate Rule 10b5-1 Plan outstanding; and

(g)    at the time it is adopted, the plan conforms to all other requirements of Rule 10b5-1(c) (including the prohibition on using multiple overlapping plans set forth therein) and such other guidelines that the Compliance Officer may adopt under this Policy.

Any Qualified Trading Plan must be delivered to the Compliance Officer at least five (5) business days before entry into the Qualified Trading Plan and must be approved by the Compliance Officer in writing. An existing Qualified Trading Plan may be modified in accordance with the rules and procedures outlined above for the initial adoption of a Qualified Trading Plan, including approval by the Compliance Officer. In addition, Insiders are required to notify the Compliance Officer of any termination of a Qualified Trading Plan. The Company reserves the right to disclose publicly the terms of any Qualified Trading Plan.

5.      401(k) Plan. This Policy does not apply to purchases of Company stock in the Company’s 401(k) plan resulting from periodic contributions of money to the plan pursuant to payroll deduction elections. This Policy does apply, however, to certain elections that may be made under the 401(k) plan, including (a) an election to increase or decrease the percentage of periodic contributions that will be allocated to the Company stock fund, if any, (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund, (c) an election to borrow money against a 401(k) plan account if the loan will result in a liquidation of some or all of a participant’s Company stock fund balance and (d) an election to pre- pay a plan loan if the pre-payment will result in allocation of loan proceeds to the Company stock fund. Each individual purchase under 401(k) plan must be approved in advance by the Compliance Officer.

6.      ETFs etc. Transactions in exchange-traded funds (ETFs), mutual funds, index funds or other “broad basket” funds that own or hold the Company’s securities as one of many investments are not subject to this Policy.

H.     Procedures & Special Circumstances

1.      No Exceptions for Hardship Cases. The existence of a personal financial emergency does not excuse you from compliance with this Policy.

2.      Exceptions for Special Circumstances. The Compliance Officer may, on a case-by-case basis, authorize trading in the Company’s securities where both seller(s) and buyer(s) are in possession of the same material non-public information, if any, about the Company, but only in accordance with the procedures set forth below. Nothing herein shall be deemed to allow any Insider to provide material non-public information of the Company to a third party.

•        The Compliance Officer may, on a case-by-case basis, authorize trading in Company securities outside of the applicable trading windows where both seller(s) and buyer(s) are in possession of the same material non-public information, if any, about the Company, and: (a) the person asking to trade has notified the Compliance Officer in writing of the circumstances of the transaction and the amount and nature of the proposed trade(s), (b) the person asking to trade

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has certified to the Compliance Officer in writing no earlier than three business days prior to the proposed trade(s) that, to the extent he or she is in possession of material non- public information concerning the Company, the seller(s) or buyer(s), as applicable, are lawfully in possession of the same information, and (c) the Compliance Officer has approved the trade(s) in writing.

•        The existence of the foregoing approval procedure does not in any way obligate the Compliance Officer to approve any trades requested by the applicants. The Compliance Officer may reject any trading requests at his sole discretion and without the need to provide reasons therefor.

3.      Section 16 Liability. Certain officers and all directors of the Company must also comply with the reporting obligations and limitations on short-swing profit transactions set forth in Section 16 of the Exchange Act. The practical effect of these provisions is that any officer or director who purchases and sells the Company’s securities within a six- month period must disgorge all profits to the Company whether or not he or she had knowledge of any material non-public information. Under these provisions, and so long as certain other criteria are met, neither the receipt of stock or stock options under the Company’s stock plans, nor the exercise of options nor the receipt of stock under the Company’s employee stock purchase plan, dividend reinvestment plan or the Company’s 401(k) retirement plan is deemed a purchase that can be matched against a sale for Section 16(b) short-swing profit disgorgement purposes; however, the sale of any such shares so obtained is a sale for these purposes. Moreover, no such officer or director may ever make a short sale of the Company’s common stock which is unlawful under Section 16(c) of the Exchange Act. The Company will provide separate memoranda and other appropriate materials to the affected officers and directors regarding compliance with Section 16 and its related rules.

The rules on recovery of short-swing profits are absolute and do not depend on whether a person has material non-public information.

I.       Potential Civil, Criminal and Disciplinary Sanctions

1.      The consequences of prohibited insider trading or tipping can be severe. Persons violating insider trading or tipping rules may be required to disgorge the profit made or the loss avoided by the trading, pay the loss suffered by the person who purchased securities from or sold securities to the insider tippee, pay civil penalties that may be substantially in excess of the profit made or loss avoided, pay an extremely heavy criminal penalty, and even serve a term of imprisonment. The Company and/or the supervisors of the person violating the rules may also be required to pay major civil or criminal penalties.

2.      Violation of this Policy or applicable insider trading or tipping laws by any Insider or their Family Members, may subject the Insider to dismissal proceedings, disciplinary action by the Company up to and including termination for cause.

3.      Any Insider who violates this Policy or any applicable laws governing insider trading or tipping or knows of any such violation by any other Insiders, must report the violation immediately to the Compliance Officer.

4.      This Policy continues to apply to transactions in Company securities even after an employee, officer or director has resigned or terminated employment. If the person who resigns or separates from the Company is in possession of material non-public information at that time, he or she may not trade in Company securities until that information has become public or is no longer material or for a longer period as may be determined by the Compliance Officer.

J.      Additional Information & Requirements

Pre-Clearance

All directors, officers and other Insiders designated from time to time by the Compliance Officer are required to pre-clear (by obtaining written approval, which may be via email) with the Compliance Officer all their proposed transactions in the Company’s securities and in the securities of other companies as described in Section E-4 above to confirm that there is no material non-public information which would make such transactions

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appear suspect. All other employees of the Company are encouraged (but not required) to give the Compliance Officer advance notice of all their proposed transactions in the Company’s securities and in the securities of other companies as described in Section E-4 above.

Interpretation

This Policy should be viewed as applicable to all circumstances detailed above and to circumstances where the spirit of the prohibitions seem applicable to the reasonable person. No personal emergency or perceived corporate emergency should be the basis for the violation of this Policy.

Remember, if your securities transactions become the subject of scrutiny, they will be viewed with the benefit of hindsight. As a result, before engaging in any transaction you should carefully consider how regulators and others might view your transaction after the fact.

Q&A

Any person who has any questions about this Policy in general or its application in specific instances is urged to seek advice by contacting the Compliance Officer. Remember, however, the ultimate responsibility for adhering to this Policy and avoiding improper transactions rests with you. In this regard, it is imperative that you use your best judgment.

Certifications

All officers, directors and employees will be required, promptly upon commencement of their employment or service, as the case may be, to certify their understanding of, and intent to comply with, this Policy.

***

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ANNEX B

AMENDMENT #1 to 2021 EQUITY INCENTIVE PLAN

This Amendment #1 (this “Amendment”) is made as of the [      ], 2023 (the “Effective Date”) to the Mawson Infrastructure Group Inc. (“Company”) 2021 Equity Incentive Plan (the “Plan” and attached hereto as Exhibit 1).

W I T N E S E T H:

WHEREAS, the Company maintains the Plan in order to promote the long-term success and enhance the value of the Company by linking the individual interests of selected service providers to those of Company stockholders and by providing such service providers with an incentive for outstanding performance to generate superior returns to Company stockholders; and

WHEREAS, the Plan’s Share Limit (as defined in the Plan) is 1,166,667shares on a post-reverse stock split adjusted basis, which is no longer sufficient to satisfy anticipated future Plan awards; and

WHEREAS, Plan Section 12.1 provides that, subject to stockholder approval, the Board may amend the Plan to increase the maximum number of shares which may be issued under the Plan; and

WHEREAS, on the Effective Date, the Board unanimously approved this Amendment.

NOW, THEREFORE, the Plan is amended in accordance with the following:

1.      Share Limit Increase. The first sentence in Section 3.1(a) of the Plan, which presently reads as:

2.      “Subject to Section 3.1(b) and Section 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 7,000,000 Shares (the “Share Limit”).”

3.      is hereby revised as of the Effective Date to read as follows:

4.      “Subject to Section 3.1(b) and Section 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be 10,000,000[1] Shares (the “Share Limit”); provided however, that the Share Limit will be increased on the first day of each calendar year beginning with January 1, 2024, and extending through January 1, 2029, by an amount equal to the lesser of (i) 1,000,000 Shares, or (ii) an amount (which may be zero) determined by the Board.

5.      [1] This section of the Plan was authorized by the Board after the 1 for 6 reverse stock split that became effective February 9, 2023, and therefore this is the intended amount, not to be further reduced by such stock split.”

6.      Scope. This Amendment is effective as of the Effective Date but is expressly conditioned upon and subject to obtaining Company stockholder approval of this Amendment on or before December 31, 2023. Failure to timely so obtain such stockholder approval will make this Amendment null and void and make Plan Section 12.3 operative to the extent applicable. All other provisions of the Plan shall continue in full force and effect as is on and after the Effective Date.

7.      Defined Terms. Except as otherwise defined in this Amendment, the capitalized terms in this Amendment shall have the same meaning as such terms have in the Plan.

8.      Governing Law. This Amendment shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

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ANNEX C

November 14, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen,

We have read Item 4.01 of Form 8-K dated November 14, 2022, of Mawson infrastructure Group Inc. (the “Company”) and agree with the statements relating only to LNP Audit and Assurance International Pty Ltd contained therein. We have no basis to agree or disagree with other statements of the Company contained therein.

LNP Audit and Assurance International Pty Ltd.

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Mawson Infrastructure Group Inc. Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Votes submitted electronically must be received by May 17, 2023 at 5.00pm, Eastern Time. Online Go to www.investorvote.com/MIGI or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MIGI Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Stockholder Meeting Notice - MAWSON INFRASTRUCTURE GROUP INC A Proposals — The Board of Directors recommends a vote FOR all the nominees listed A and FOR Proposals 2 and 3. 1. To elect as directors the following four (4) nominees to serve until the 2024 Annual Meeting of Stockholders. For Against Abstain 01 - Greg Martin 02 - Michael Hughes 03 - James Manning 04 - Rahul Mewawalla 2. To ratify the appointment of Wolf & Company PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve the amendments to our 2021 Equity Incentive Plan. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below (Please date this proxy card and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X

2023 Annual Meeting of MAWSON INFRASTRUCTURE GROUP INC/MAIG May 17, 2023 5.00pm Eastern Time The 2023 Annual Meeting of Stockholders of Mawson Infrastructure Group Inc will be held on Wednesday May 17, 2023 at 5.00pm Eastern Time, virtually via the Internet at https://web.lumiagm.com/377729827. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The materials are available at: http://www.edocumentview.com/MIGI Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MIGI IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. MAWSON INFRASTRUCTURE GROUP INC Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2023 Hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Mawson Infrastructure Group Inc. to be held on May 17, 2023 at 5.00pm Eastern Time. Shares represented by this proxy will be voted by the stockholder. If no directions are indicated, the Proxies will have authority to vote FOR the election of the nominees for Director and FOR Proposals 2 and 3. Proposals to be voted on at the meeting are listed on the reverse side. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.